SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------



Date of report (Date of earliest event reported): June 24, 2002
                                                  -------------


                           CRYOMEDICAL SCIENCES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                          0-18170                94-3076866
--------------------------------------------------------------------------------
 (State or Other Juris-            (Commission File No.)       (IRS Employer
diction of Incorporation)                                    Identification No.)


Suite 144, Science III, SUNY Park, Binghamton, NY        13902
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code: (607) 777-4415
                                                   -----------------------------


100 Cobb Place Blvd., Bldg. 200, Suite 270, Kennesaw, GA 30144
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 2.  Disposition of Assets
-------  ---------------------


         On June 24, 2002, Cryomedical Sciences, Inc. (OTC BB: CRYM.OB) (CMS) completed the sale of its cryosurgery product line and related intellectual property assets to Irvine, CA-based Endocare, Inc. (Nasdaq:ENDO). In the transaction, which was announced on May 29, 2002, CMS transferred ownership of all of its cryosurgical installed base and related intellectual property in exchange for $2.2 million in cash and 120,022 shares of Endocare Common Stock.

ITEM 5.  Other Events
-------  ------------

         The Company also announced that its Board of Directors has approved the merging of the Company with its wholly owned subsidiary BioLife Solutions, Inc, thereby making the appropriate structural changes to refocus the Company's resources on significant opportunities in marketing preservation and bio-packaging products that facilitate the development of cell and gene therapy techniques through the preservation and transportation of tissue and cellular material. The Board also approved changing the name of the Company to BioLife Solutions, Inc., to more accurately reflect the Company's strategy going forward.

         In connection with the restructuring, the Board has appointed John G. Baust, Ph.D. as President and CEO, replacing Andrew Greuling, who has left the Company in connection with the transaction. Dr. Baust has been the President of BioLife, which was incorporated as a wholly owned subsidiary of CMS in 1998.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

         Exhibit

         10 Asset Purchase Agreement, dated May 28, 2002, by and between
            Endocare, Inc. and Cryomedical Sciences, Inc.

         99 Press Release, dated June 27, 2002, relating to the disposition of assets.

                                   Signatures:
                                   -----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CRYOMEDICAL SCIENCES, INC.



                                   By:
                                         /s/ John G. Baust
                                       -----------------------------------------
                                         John G. Baust Ph.D.
                                         President and Chief Executive Officer


Date:    July 9, 2002